Exhibit 99.1



CONTACT:
The Management Network Group, Inc.  or      Brainerd Communicators
Regina Whitley                              Brian Schaffer (Investors)
regina.whitley@tmng.com                     schaffer@braincomm.com
800.876.5329 x340                           Ray Yeung (Media)
                                            yeung@braincomm.com
                                            212.986.6667



                     TMNG REPORTS 2004 THIRD QUARTER RESULTS



OVERLAND PARK, KS - NOVEMBER 4, 2004 - The Management Network Group, Inc. (Nasdaq: TMNG), a leading provider of management consulting services to the global communications industry, today reported financial results for its 2004 third quarter ended October 2, 2004.

Revenue in the third quarter of 2004 was $6.5 million, compared with $4.7 million in the third quarter of 2003 and with $5.2 million in the second quarter of 2004. During the quarter gross margin was 46.7%, compared with 46.8% in the third quarter of 2003 and 46.2% in the second quarter of 2004. Net loss for the third quarter was $1.1 million, or $0.03 per diluted share, compared with a net loss of $2.7 million, or $0.08 per diluted share in last year's third quarter. The company ended the third quarter with a strong cash position of $49.1 million, virtually no long-term debt, stockholders' equity of $67.4 million, and working capital of approximately $54.2 million.

In the first nine months of 2004, revenue was $17.5 million, compared with $16.9 million in the first nine months of 2003. Gross margin was 47.2% for 2004 year-to-date period, compared with 48.0% in the year ago corresponding period. Net loss for the nine months was $7.5 million, or $0.22 per diluted share, which includes a $2.3 million, or $0.07 per diluted share loss from discontinued operations related to the former hardware segment of the business. This compares to a net loss of $22.6 million, or $0.68 per diluted share for the first nine months of 2003. Results for the first nine months of fiscal 2003 included a non-cash goodwill and intangible asset impairment charge of $18.9 million.

"TMNG's third quarter revenue growth evidences early success from our initiatives to transform our business model and consulting offerings toward wireless and IP-based technology platforms," said Rich Nespola, TMNG Chairman and CEO. "Our well-established wireless practice has helped drive a sequential increase in new customers, while our emerging TMNG Resources group is gaining traction by providing near-term management and strategic talent to service providers beginning their own transformations. Our focus is on leveraging these early successes to build the revenue momentum back into the business that is necessary to drive a return to profitability. And while the continued volatility in the telecom industry means that our near-term results will remain unpredictable, we are supported by our strong balance sheet which will enable us to continue to fund on-going strategic initiatives."

CONFERENCE CALL
TMNG will host a conference call at 5:00 p.m. ET today to discuss 2004 third quarter results. Investors can access the conference call via a live webcast on the company's Web site, www.tmng.com, or by dialing 877-297-4509. A replay of the conference call will be archived on the company's Web site for one week. Additionally, a replay of the call can be accessed by dialing 877-519-4471, pin number 5299328, through November 10, 2004.

ABOUT TMNG
The Management Network Group, Inc. (Nasdaq: TMNG) is a leading provider of strategy, management, marketing, operational and technology consulting services to the global communications industry. With more than 400 consultants worldwide, TMNG serves communications service providers, technology companies, and financial services firms. Since the company's inception in 1990, TMNG and its subsidiaries - TMNG Strategy, TMNG Marketing, TMNG Technologies and TMNG Europe
- have served more than 1,000 clients worldwide, including all the Fortune 500 telecommunications companies. TMNG is headquartered in Overland Park, Kansas, with offices in Boston, Chicago, Dallas, San Diego, London, New York, San Francisco, Toronto, Utrecht and Washington, D.C. TMNG can be reached at 1.888.480.TMNG (8664) or online at http://www.tmng.com.

THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. IN PARTICULAR, ANY STATEMENTS CONTAINED HEREIN REGARDING EXPECTATIONS WITH RESPECT TO FUTURE BUSINESS, REVENUES OR PROFITABILITY ARE SUBJECT TO KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, AND CONTINGENCIES, MANY OF WHICH ARE BEYOND THE COMPANY'S CONTROL, WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE, OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE PROJECTED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT AFFECT ACTUAL RESULTS, PERFORMANCE, OR ACHIEVEMENTS INCLUDE, AMONG OTHER THINGS, CONDITIONS IN THE TELECOMMUNICATIONS INDUSTRY, OVERALL ECONOMIC AND BUSINESS CONDITIONS, THE DEMAND FOR THE COMPANY'S GOODS AND SERVICES, AND TECHNOLOGICAL ADVANCES AND COMPETITIVE FACTORS IN THE MARKETS IN WHICH THE COMPANY COMPETES. THESE RISKS AND UNCERTAINTIES ARE DESCRIBED IN DETAIL FROM TIME TO TIME IN TMNG'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.



                     (Please see attached financial tables)

                       THE MANAGEMENT NETWORK GROUP, INC.
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                      QUARTER ENDED                     YEAR-TO-DATE

                                                                     October 2,     September 27,    October 2,     September 27,
                                                                        2004            2003            2004            2003

Revenues                                                             $ 6,546          $ 4,691        $ 17,509         $ 16,894

Cost of services:

  Direct cost of services                                              3,441            2,506           9,093            8,903

  Equity related charges (benefit)                                        51              (10)            157             (114)
                                                                    ---------        ---------      ----------       ----------
     Total
                                                                       3,492            2,496           9,250            8,789


Gross profit                                                           3,054            2,195           8,259            8,105

Operating expenses:

  Selling, general and administrative                                  3,694            4,225          11,798           14,097

  Goodwill and intangible asset impairment                                                                              18,942

  Equity related charges                                                 261                7             776               10

  Depreciation and amortization                                          384              711           1,294            2,525
                                                                    ---------        ---------      ----------       ----------

     Total                                                             4,339            4,943          13,868           35,574
                                                                    ---------        ---------      ----------       ----------


Loss from continuing operations                                       (1,285)          (2,748)         (5,609)         (27,469)


Other income, net                                                        179              127             445              433
                                                                    ---------        ---------      ----------       ----------

Loss from continuing operations before income tax
    (provision) benefit                                               (1,106)          (2,621)         (5,164)         (27,036)


Income tax (provision) benefit                                           (13)                             (47)           4,367
                                                                    ---------        ---------      ----------       ----------


Loss from continuing operations                                       (1,119)          (2,621)         (5,211)         (22,669)
                                                                    ---------        ---------      ----------       ----------

Net income (loss) from discontinued operations (including
    impairment and severance charges)                                                     (30)         (2,276)               49

                                                                    ---------        ---------      ----------       ----------
Net loss                                                           $  (1,119)        $ (2,651)       $ (7,487)        $(22,620)
                                                                   ==========        =========      ==========       ==========

Loss from continuing operations per common share
  Basic and diluted                                                $   (0.03)        $  (0.08)       $  (0.15)         $ (0.68)
                                                                   ==========       ==========      ==========       ==========
Loss from discontinued operations per common share
  Basic and diluted                                                                                  $  (0.07)
                                                                   ==========        =========      ==========       ==========
Net loss per common share
  Basic and diluted                                                $   (0.03)        $  (0.08)       $  (0.22)         $ (0.68)
                                                                   ==========        =========      ==========       ==========

Shares used in calculation of net loss per common share

  Basic and diluted                                                   34,631           33,458          34,586           33,392
                                                                   ==========        =========      ==========       ==========




                       THE MANAGEMENT NETWORK GROUP, INC.
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                     ASSETS

                                                    October 2,   September 27,
                                                       2004          2003

CURRENT ASSETS:
  Cash and cash equivalents                          $ 49,096       $ 52,875

  Receivables, net                                      7,711          6,864

  Refundable income taxes                               1,336          1,557

  Other assets                                            825            710
                                                    -----------    -----------
     Total current assets
                                                       58,968         62,006


GOODWILL                                               13,365         15,528


INTANGIBLES, net                                          704          1,478


PROPERTY & EQUIPMENT, net                               1,104          1,558


OTHER ASSETS                                              445            402
                                                    -----------    -----------

TOTAL ASSETS                                         $ 74,586       $ 80,972
                                                    ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Trade accounts payable                             $    583       $    635

  Accrued liabilities and other                         4,198          4,140
                                                    -----------    -----------
     Total current liabilities
                                                        4,781          4,775


NONCURRENT LIABILITIES                                  2,383          2,828


STOCKHOLDERS' EQUITY                                   67,422         73,369
                                                    -----------    -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 74,586       $ 80,972
                                                    ===========    ===========